Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

OWNER ACCOMMODATIONS AT CONTRACTOR CITYWEST OFFICES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00110 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 22-May-2025

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to Article 2.3 (“Owner Accommodations at Contractor Project Offices”) of Attachment A, Schedule A-1 (“Scope of Work”) of the Agreement, Contractor presently has the obligation to accommodate in Contractor’s Houston home office up to a peak of fifty-five (55) Owner personnel for the period commencing at NTP and concluding at Substantial Completion of all Trains.

2.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Contractor’s scope for Owner personnel accommodation (Houston home office) is revised as follows:

2.1    With respect to the quantity of spaces to be provided, Owner has requested increases above fifty-five (55) spaces, as follows:

2.1.1    For the period August 2024 to October 2024 (inclusive); Owner requested that Contractor provide a full CityWest Building #4 floor that is the equivalent of one hundred and fifty-two (152) Owner spaces, and, in addition, a further two (2) dedicated large conference rooms the equivalent of fourteen (14) spaces;

2.1.2    For the period November 2024 through to April 2025 (inclusive); Owner requested that Contractor provide half of a CityWest Building #4 floor that is the equivalent of seventy-six (76) Owner spaces, and, in addition, a further two (2) dedicated large conference rooms the equivalent of fourteen (14) spaces;

2.1.3    For the period May 2025 through to December 2025 (inclusive); Owner has requested that Contractor provide half of a CityWest Building #4 floor that is the equivalent of seventy-six (76) Owner spaces, and, in addition, one (1) dedicated large conference room the equivalent of seven (7) spaces.

2.2    Further, Owner requested certain once-off modifications including offices/double-size offices and an additional huddle room.

2.3    This change order only funds such Owner increased accommodation through to 31-Dec-2025; accordingly Owner agrees to provide confirmation, on or before 31-Oct-2025, if Owner elects to continue with increased accommodation beyond 31-Dec-2025.

3.The detailed cost breakdown for this Change Order is detailed in Attachments 1 and 2 of this Change Order.

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-000109)…….……	$502,680,390
3. The Contract Price prior to this Change Order was ………………………………………........	$5,986,680,390
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of .	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………	$ [***]
8. The new Contract Price including this Change Order will be …………………………………	$5,987,680,390

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: No

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

Trim Modifications On PV-17016 And PV-17516 Valves

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00111 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 21-Jul-2025

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), at Owner’s request, the scope of the Agreement is revised as follows:

1.1.With respect to Train 1, Contractor will provide Owner with originally designed actuators and topworks from Train 7 for Owner’s subcontractor to retrofit. Owner to install retrofitted actuators and topworks and return presently-installed actuators and topworks to meet Contractor’s schedule.
1.2.With respect to Train 2, Contractor will provide originally designed actuators and topworks from Train 6 to Owner to retrofit. Contractor to uninstall currently installed actuators and topworks and then install retrofitted actuators and topworks, once received from Owner, prior to Contractor's Train 2 strainer outage.
1.3.With respect to Trains 3-7, Contractor will send actuators and topworks offsite for retrofit per Owner’s direction. Contractor to install retrofitted actuators and topworks prior to the respective Substantial Completion of each Train.

2.For clarity, [***]. Presently, Owner has nominated the consideration of additional operations cases per Owner transmittal “CCL-0629-000-00-DMC-TRN-000002” and based on the new cases, Flowserve and Chart have designed a new valve trim per RCA conducted by Owner.

3.Additionally, Owner acknowledges that this Change Order does not serve to revise the feed gas composition, LNG production, or the operation of the heavies removal unit as is stated in the design basis of the Agreement. Owner further acknowledges [***].

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………….................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-000110)……….……….	$503,680,390
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,987,680,390
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………...............	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………...	$5,989,169,522

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: No
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

SUPPLY OF TRAIN 2 DEMINERALIZED WATER (OWNER REQUEST)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00112 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 25-Jul-2025
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), at Owner’s request, Contractor will supply certain quantities of demineralized water on Owner’s behalf with respect to Train 2 only.

2.This Change Order includes the cost of demineralized water supply, and the cost of the delivery truck’s standby time to pump water from the truck to the frac tank.

3.For context, demineralized water was originally an Owner-furnished item to be provided 365 days prior to the RFSU of each Train pursuant to Item 2 of Attachment V of the Agreement.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...........	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-000111)……….….....	$505,169,522
3. The Contract Price prior to this Change Order was ……………………………………….........	$5,989,169,522
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of....	$ [***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of ..................................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………….......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………..........	$ [***]
8. The new Contract Price including this Change Order will be …………………………….……	$5,989,625,745

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: No
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor _ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

ACCELERATION PROGRAM EXTENSION (AUGUST - NOVEMBER 2025)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00113 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 04-Aug-2025

The Agreement between the Parties listed above is changed as follows:

1.    Capitalized terms not defined in this Change Order have the meaning set forth in the Agreement;

2.    Whereas Owner has requested Contractor developed a program targeting acceleration of respective present Forecast 1st LNG/RFSU dates as noted in the table below:

Train	Forecast 1st LNG/RFSU range
Train 3- String 2	[***]
Train 3- String 1	[***]
Train 4	[***]
Train 5 - Note 1	[***]
Train 6 - Note 1	[***]
Train 7 - Note 1	[***]
Note 1: Trains 5, 6 and 7 Accelerated RFSU dates assumes continuation of Acceleration Program through [***]

3.    Contractor will issue monthly individual forecast curves to substantial completion for Trains 3-4 reflecting the Acceleration Program Extension.

4.    Accordingly, the Parties agree to implement an acceleration program with respect to Train 3 and Train 4, compensable as a new Provisional Sum (together the “Acceleration Program Extension”, with this Provisional Sum being the “APE Provisional Sum”). Therefore, Attachment GG (Provisional Sums) of the Agreement is revised to include Section 12 as set forth in Attachment 1 of this Change Order.

5.    Notwithstanding that the Parties have agreed to call this a Provisional Sum, in this case Contractor may not invoice any costs or expenses incurred for the Acceleration Program Extension in excess of the APE Provisional Sum amount of [***](U.S. $[***]) in the aggregate. Unless Owner otherwise agrees by Change Order, any amounts invoiced for the Acceleration Program Extension in excess of U.S. $[***] shall be for Contractor’s account. Notwithstanding anything to the contrary herein, Contractor shall not be obligated to continue the Acceleration Program Extension once the APE Provisional Sum has been exceeded.

6.    The APE Provisional Sum shall, notwithstanding anything to the contrary, apply only to the methodologies necessary to accelerate the Work (as further detailed in this Change Order) and any such amounts may not be applied to any activities that Contractor would otherwise be performing, or would otherwise have performed, if the Parties had not executed this Change Order. The APE Provisional Sum mechanism shall be as follows: Contractor shall submit a formal offer of proposed APE Provisional Sum methodologies and corresponding amounts for the subsequent month, and the Parties shall mutually agree on such methodologies and amounts. In the subsequent month, actual methodologies performed by Contractor will be trued up as set forth in Section 12.3 of Attachment 1.

7.    Parties agree that Contractor will not charge Owner any type of markup for the subject Acceleration Program.

8.    Parties agree there shall be one (1) cost reconciliation to adjust the APE Provisional Sum by Change Order at the end of the Acceleration Program Extension (but only if the costs and expenses incurred by Contractor for the Acceleration Program Extension are less than the APE Provisional Sum), provided, however, there shall be a rolling Monthly process (as set forth in Attachment 1) by which to review and true up such payments from previous Months.

9.    Parties acknowledge that Owner may unilaterally cancel the Acceleration Program Extension provided that a minimum notice of one (1) Month is given to Contractor. The Parties agree that continuation of the Acceleration Program Extension is predicated on improvement in schedule across all remaining Trains with RFSU dates reforecast on a monthly basis. Contractor shall provide Owner with the following items on the same day Contractor provides Owner the Monthly Updated Project Schedule as required under Section 5.4D of the Agreement: 1) planned and actual progress by Train for Trains 3-4; 2) the proposed subsequent month APE Provisional Sum; and 3) the revised RFSU date summary table.

10.    Schedule C-1 (Aggregate Labor and Skills Price Payment Milestones) of the Agreement will be updated to add the Payment Milestone(s) listed in Exhibit 1 of this Change Order.

11.    For the avoidance of doubt, there shall be no adjustment to the Guaranteed Dates as a result of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………….................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00112)……….….…......	$505,625,745
3. The Contract Price prior to this Change Order was ………………………………………...............	$5,989,625,745
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ........	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (increased) by this Change Order in the amount of ..…………………………………………………………………………...............	$ [***]
8. The new Contract Price including this Change Order will be ……………………………………...	$6,033,899,555

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck
Name: Ian Swanbeck

Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President